Exhibit 1.1

EXECUTION COPY

VOTORANTIM CIMENTOS S.A.

[    ] Units, including in the Form of American Depositary Shares

Form of Underwriting and Placement Agreement

[                ], 2013

Votorantim Cimentos S.A.

Praça Professor José Lannes, 40 – 9th Floor

04571-100 São Paulo – SP

Brazil

Votorantim Industrial S.A.

Rua Amauri, 255 – 13th Floor

01448-000 São Paulo – SP

Brazil

Ladies and Gentlemen:

Votorantim Cimentos S.A. (the “Company”), a sociedade por ações incorporated under the laws of the Federative Republic of Brazil (“Brazil”), agrees to sell to the several Underwriters listed in Schedule 1 hereto (the “International Underwriters”), for whom Banco BTG Pactual S.A. – Cayman Branch, Credit Suisse Securities (USA) LLC, Itau BBA USA Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC are acting as representatives (the “Representatives”), an aggregate of [    ] units (the “Units”), each of which represents one common share and two preferred shares, each with no par value, of the Company (together, the “Shares”), including in the form of American Depositary Shares (the “Firm ADSs”).

The Company has granted Morgan Stanley & Co. LLC an option (the “Morgan Stanley Option”), exercisable at its sole discretion upon prior written notice to the Company, with a copy to the other International Underwriters, at any time for a period of 30 days from, and including, the first day of trading of the Units on the BM&FBOVESPA (as defined below) (such 30 day period, the “Exercise Period”) to purchase up to [    ] additional Units, in the form of American Depositary Shares (the “Option ADSs”), minus the number of Option Units (as defined below) sold by the Company as a result of the exercise by Banco Morgan Stanley S.A. (as defined below) of the Banco Morgan Stanley Option (as defined below) pursuant to the Brazilian Underwriting Agreement (as defined below), at the initial public offering price, to cover over-allotments, if any, provided that the decision to over-allot American Depositary Shares and Units is made jointly by the International Underwriters and the Brazilian Underwriters (as defined below). The Firm ADSs and the Option ADSs are herein referred to as the “ADSs”.

The Units will be issued by Itaú Corretora de Valores S.A. (the “Unit Custodian”), pursuant to the unit administration agreement, dated May 9, 2013, between the Company and the Unit Custodian (the “Unit Administration Agreement”). In addition, the ADSs will be issued by Deutsche Bank Trust Company Americas (the “ADS Depositary”) pursuant to the deposit agreement, dated as of June [                ], 2013 among the Company, the ADS Depositary, and holders and beneficial owners from time to time of ADSs (the “ADS Deposit Agreement”). Each ADS will represent two Units.

The offering of ADSs is part of a global offering of Units (the “Global Offering”) by the Company and Votorantim Industrial S.A., a sociedade por ações incorporated under the laws of Brazil (the “Selling Stockholder”). In addition to the ADSs sold pursuant to this Agreement, the Company and the Selling Stockholder are selling [    ] Units in Brazil and elsewhere pursuant to an agreement, dated as of the date hereof (the “Brazilian Underwriting Agreement”), among the Company, the Selling Stockholder and the Brazilian Underwriters named therein (the “Brazilian Underwriters” and, together with the International Underwriters, the “Underwriters”), and the BM&FBOVESPA S.A. – Bolsa de Valores, Mercadorias e Futuros (“BM&FBOVESPA”), as intervening party (the “Brazilian Offering”). The Units will be sold in Brazil pursuant to a Portuguese-language prospectus, incorporating by reference the Formulário de Referência of the Company (the “Brazilian Prospectus”).

The offering of Units outside of Brazil (other than in the form of American Depositary Shares) is being made by the International Underwriters, as agents for the Brazilian Underwriters. Units (other than in the form of American Depositary Shares) purchased outside Brazil will be settled in Brazil and paid for in Brazilian reais. Non-Brazilian investors purchasing Units (other than in the form of American Depositary Shares) must be authorized to invest in Brazilian securities under the requirements established by the Brazilian Monetary Council (Conselho Monetário Nacional), the Brazilian Securities Commission (Comissão de Valores Mobiliários, the “CVM”) and the Brazilian Central Bank (Banco Central do Brasil, the “Central Bank”).

It is understood that none of Banco BTG Pactual S.A. – Cayman Branch, Banco Bradesco BBI S.A. and Banco Votorantim S.A., Nassau Branch are broker-dealers registered with the Securities and Exchange Commission (the “Commission”), and therefore they may not make sales of any securities in the United States or to U.S. persons except in compliance with applicable U.S. laws and regulations. To the extent that Banco BTG Pactual S.A. – Cayman Branch, Banco Bradesco BBI S.A. and Banco Votorantim S.A., Nassau Branch intend to effect sales of the ADSs in the United States, they will do so only through BTG Pactual US Capital, LLC, Bradesco Securities, Inc. and Banco Votorantim Securities, Inc., respectively, or one or more U.S. registered broker-dealers, or otherwise as permitted by applicable U.S. law. The parties hereto hereby agree that (a) the benefits of the representations and warranties in Sections 3 and 4, the agreements in Sections 5 and 6 and the indemnification and contribution provisions in Section 9 of this Agreement, shall inure to the benefit of BTG Pactual US Capital, LLC, Bradesco Securities, Inc. and Banco Votorantim Securities, Inc., respectively, as placement agents, and (b) Banco BTG Pactual S.A. – Cayman Branch, Banco Bradesco BBI S.A. and Banco Votorantim S.A., Nassau Branch, shall cause BTG Pactual US Capital, LLC, Bradesco Securities, Inc. and Banco Votorantim Securities, Inc., respectively, to comply with the representations, obligations and agreements made by the International Underwriters pursuant to Section 7.

The Representatives and the Brazilian Underwriters have entered into an intersyndicate agreement dated [                ], 2013 (the “Intersyndicate Agreement”) which governs specific matters relating to the Global Offering. Under this agreement, each International Underwriter has agreed that, as part of its distribution of ADSs and subject to permitted exceptions, it has not offered or sold, and will not offer or sell, directly or indirectly, any ADSs or distribute any prospectus relating to the ADSs to any person in Brazil or to any other dealer who does not so agree. Each Brazilian Underwriter similarly has agreed that, as part of its distribution of Units and subject to permitted exceptions, it has not offered or sold, and will not offer to sell, directly or indirectly, any Units or distribute any prospectus relating to the Units to any person outside Brazil or to any other dealer who does not so agree.

The limitations above do not apply to stabilization transactions or to transactions between the Brazilian Underwriters and the International Underwriters, who have agreed that they may sell ADSs or Units, as the case may be, between their respective underwriting syndicates. The number of ADSs or Units, as the case may be, actually allocated to each offering may differ from the amount offered due to the reallocation between the international and Brazilian offerings.

The Company has granted Banco Morgan Stanley S.A. an option (the “Banco Morgan Stanley Option”), exercisable at its sole discretion upon prior written notice to the Company, with a copy to the other Brazilian Underwriters, at any time during the Exercise Period in accordance with the terms of the Brazilian Underwriting Agreement, to place up to [    ] additional Units (the “Option Units”), minus the number of Units in the form of Option ADSs sold by the Company as a result of the exercise by Morgan Stanley & Co. LLC of the Morgan Stanley Option pursuant to this Agreement, to cover over-allotments, if any, provided that the decision to over-allot American Depositary Shares and Units is made jointly by the International Underwriters and the Brazilian Underwriters.

The Company and the Selling Stockholder hereby confirm their agreement with the several International Underwriters concerning the placement, offer, purchase and sale of the ADSs and Units, as follows:

1. Registration Statement.

(a) The Company has prepared and filed with the Commission under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-187972), including a prospectus, relating to the ADSs. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such Registration Statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the ADSs. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

(b) The Company and the ADS Depositary have filed with the Commission a registration statement on Form F–6 (No. 333–189134), filed on June 6, 2013, and a related prospectus, which may be in the form of an American Depositary Receipt (“ADR”) certificate (the “Registration Statement on Form F–6”), for the registration under the Securities Act of the ADSs evidenced by ADRs, have filed such amendments thereto and such amended prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The Registration Statement on Form F–6, as amended at the time it becomes effective (including by the filing of any post–effective amendments thereto), and the prospectuses included therein, as then amended, are hereinafter called the “ADR Registration Statement.”

(c) At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated May 31, 2013 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

(d) “Applicable Time” means [            ] [A/P].M., New York City time, [            ], 2013.

2. Purchase of the ADSs and Placement of the Units by the International Underwriters. (a) The Company agrees to issue and sell, and the Selling Stockholder agrees to sell, severally and not jointly, the Firm ADSs to the several International Underwriters as provided in this Agreement, and each International Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to (i) purchase at a price per ADS (the “Purchase Price”) of $[        ] from the Company the respective number of Firm ADSs set forth opposite such International Underwriter’s name in Schedule 1 hereto and from the Selling Stockholder the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Selling Stockholder by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such International Underwriter as set forth opposite the name of such International Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all the International Underwriters from the Selling Stockholder hereunder and (ii) act as placement agents for the facilitation of the placement of the Units outside of Brazil.

In addition, the Company agrees to issue and sell as and to the extent indicated above, to sell, the Option ADSs to the several International Underwriters as provided in this Agreement, and the International Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company at the Purchase Price less an amount per ADS equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Option ADSs. If any Option ADSs are to be purchased, the number of Option ADSs to be purchased by each International Underwriter shall be the number of Option ADSs which bears the same ratio to the aggregate number of Option ADSs being purchased as the number of Firm ADSs set forth opposite the name of such International Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Firm ADSs being purchased from the Company and the Selling Stockholder by the several International Underwriters, subject, however, to such adjustments to eliminate any fractional ADSs as the Representatives in their sole discretion shall make.

Morgan Stanley & Co. LLC may exercise the Morgan Stanley Option to purchase Option ADSs at any time in whole, or from time to time in part, during the Exercise Period, by written notice to the Company, with a copy to International Underwriters. Such notice shall set forth the aggregate number of Option ADSs as to which the Morgan Stanley Option is being exercised and the date and time when the Option ADSs are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company and the Selling Stockholder understand that the International Underwriters intend to make a public offering of the ADSs as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the ADSs on the terms set forth in the Prospectus. The Company and the Selling Stockholder acknowledge and agree that the International Underwriters may offer and sell ADSs to or through any affiliate of an International Underwriter.

(c) Payment for the ADSs shall be made by wire transfer in immediately available funds to the accounts specified by the Company and the Selling Stockholder or either of them, to the Representatives in the case of the Firm ADSs, at 10:00 A.M., New York City time, on [    ], 2013, or at such other time on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Stockholder may agree upon in writing or, in the case of the Option ADSs, on the date and at the time specified by Morgan Stanley & Co. LLC in the written notice of its election to purchase such Option ADSs. The time and date of such payment for the Firm ADSs is referred to herein as the “Closing Date,” and the time and date for such payment for the Option ADSs, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the ADSs to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several International Underwriters of the ADRs corresponding to the ADSs to be purchased on such date, registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such ADSs duly paid by the Company and the Selling Stockholder, as applicable. Delivery of the ADSs shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The forms of certificates evidencing the ADSs and Units will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d) Each of the Company and the Selling Stockholder acknowledges and agrees that the International Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Stockholder with respect to the offering of Units and ADSs contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholder or any other person. Additionally, neither the Representatives nor any other International Underwriter is advising the Company, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholder shall consult with their own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the International Underwriters shall have no responsibility or liability to the Company or the Selling Stockholder with respect thereto. Any review by the International Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the International Underwriters and shall not be on behalf of the Company or the Selling Stockholder.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission; and (ii) each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the ADR Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the International Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the ADSs or the Units placed by the International Underwriters (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex A hereto or (iii) each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(d) Registration Statement, ADR Registration Statement and Prospectus. Each of the Registration Statement and the ADR Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the either the Registration Statement or ADR Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the ADSs has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement, the ADR Registration Statement and any post-effective amendment thereto, the Registration Statement, the ADR

Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(e) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board, applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(f) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing (where such concept is applicable in the relevant jurisdiction) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (where such concept is applicable in the relevant jurisdiction) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. None of the outstanding shares of capital stock of any subsidiary of the Company were issued in violation of any preemptive or similar rights of any security holder of such subsidiary.

(h) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Units to be sold by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the

Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. The Company has been duly registered with the CVM as a publicly-traded corporation of category “A” (as defined in CVM Instruction n.º 480, of December 7, 2009, as amended), the Global Offering has been duly registered with the CVM, the Units and the Shares are listed and admitted for trading on the BM&FBOVESPA and the Shares underlying the Units are held in custody by the Unit Custodian; and there are no restrictions on subsequent transfers of Units or the Shares under the laws of Brazil and of the United States, other than as set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Stock Plans and all applicable laws and regulatory rules or requirements and any exchange on which Company securities are traded, and (iii) each such grant was properly accounted for in accordance with IFRS in the financial statements (including the related notes) of the Company. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(j) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Unit Administration Agreement, the ADS Deposit Agreement, the Brazilian Underwriting Agreement and the Stabilization Agreement dated [                ], 2013 (the “Brazilian Stabilization Agreement”) among Banco Morgan Stanley S.A., Morgan Stanley Corretora de Títulos e Valores Mobiliários S.A., the Company, the Selling Stockholder and the Brazilian Underwriters (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each of the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(k) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(l) Other Transaction Documents. (i) Each of the Brazilian Underwriting Agreement and the Brazilian Stabilization Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally; and (ii) each of the ADS Deposit Agreement and the Unit Administration Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(m) Descriptions of the Transaction Documents. Each of this Agreement and the ADS Deposit Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(n) ADSs. The ADRs evidencing ADSs to be sold hereunder, issued by the ADS Depositary against the deposit of Units in respect thereof in accordance with the provisions of the ADS Deposit Agreement, have been or will be duly and validly issued and the persons in whose names the ADRs will be registered will be entitled to the rights specified therein and in the ADS Deposit Agreement; upon the sale and delivery to the International Underwriters, and payment therefor, pursuant to this Agreement, the International Underwriters will acquire good and valid title to such ADSs, free and clear of all rights of any third party, pledges, liens, security interests, charges, claims or encumbrances of any kind, other than any such third party pledges, liens, security interests, charges, claims or encumbrances created as a result of the acquisition by the International Underwriters of the ADSs.

(o) Units. The Units (including in the form of ADSs to be sold hereunder), issued by the Unit Custodian against the transfer of the underlying Shares in accordance with the provisions of the Unit Administration Agreement, have been or will be duly and validly issued and the persons in whose names the Units will be registered will be entitled to the rights specified therein and in the Unit Administration Agreement; upon the sale and delivery to, and placement by, the Underwriters, and payment therefor, pursuant to this Agreement and the Brazilian Underwriting Agreement, the Underwriters or the party to which the Underwriter has placed such Units, as the case may be, will acquire valid title to such Units, free and clear of all rights of any third party, pledges, liens, security interests, charges, claims or encumbrances of any kind, other than any such third party pledges, liens, security interests, charges, claims or encumbrances created as a result of the acquisition by the Underwriters of the Units.

(p) Underlying Shares. The Shares underlying the Units, which, in turn, underlie the ADSs, have been duly or will be duly issued and, when the Shares are delivered and paid for as provided herein, will be fully paid and non-assessable; and the issuance of the Shares and the placement and sale of the Units and ADSs by the Company are not subject to any preemptive or similar rights or rights of first offer, first refusal or similar rights.

(q) Description of the Shares, Units and ADSs. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Capital Stock” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Shares, Units and ADSs (including the ADRs), respectively, and the statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Taxation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters referred to therein.

(r) Exchange Listing. The Units have been approved for listing on the Nivel 2 segment of the BM&FBOVESPA, and the Company has not received any notice of any proceedings relating to the delisting of the Units from such segment of the BM&FBOVESPA.

(s) Foreign Private Issuer. The Company is a “foreign private issuer” as defined in Rule 3b-4 under the Exchange Act.

(t) PFIC Status. Subject to the qualifications, limitations, exceptions and assumptions set forth in the Registration Statement and the Prospectus, the Company does not believe that it was a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), for the taxable year ended December 31, 2012, and does not anticipate being a PFIC for its current or any subsequent taxable year.

(u) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(v) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance of the Shares and the placement and sale of Units and ADSs by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority; except, in the case of clauses (i) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(w) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance of the Shares and placement and sale of the Units or the ADSs and the consummation of the transactions contemplated by the Transaction Documents, except such as may be required (i) for the registration of the Units and the ADSs under the Securities Act, (ii) by the BM&FBOVESPA relating to the authorization for listing and trading of the Units and the Shares, (iii) by the New York Stock Exchange (“NYSE”) relating to the authorization for listing and trading of the ADSs, (iv) by the CVM relating to the registration of the Company as the issuer of the securities and the registration of the Global Offering, as provided in this Agreement and in the Brazilian Underwriting Agreement, (v) by the BM&FBOVESPA relating to the adherence of the Company to the rules of the Nivel 2 segment of the BM&FBOVESPA, (vi) by the CVM and the BM&FBOVESPA for the arrangements set out in the Brazilian Stabilization Agreement, (vii) by the CVM and the Central Bank relating to the registration of the ADS program, (viii) by the CVM, in connection with the filing of any Free Writing Communication and the approval by the CVM of the marketing materials used in Brazil, pursuant to CVM Instruction No. 400, dated December 29, 2003, as amended (“CVM Instruction No. 400”), (ix) for the filing of the Company’s and the Selling Stockholder’s corporate acts related to the issuance of the Shares and placement and sale of the Units and the ADSs and the Global Offering before the Junta Comercial do Estado de São Paulo - JUCESP, (x) the filing of the publications referred to in the previous item before the Junta Comercial do Estado de São Paulo – JUCESP, (xi) the registration with ANBIMA - Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais (“ANBIMA”) relating to the Global Offering, and (xii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the ADSs by the International Underwriters, all of which have been obtained or will be duly obtained, prior to the Closing Date, except for clauses (ix) and (x) which shall be presented for filing as required by applicable law within 30 days after the date of such corporate acts in order to be valid vis-à-vis third parties and have retroactive effects and clause (xi), the registration request of which shall be duly filed as required by the regulations of ANBIMA within 15 days of the date of approval by the CVM relating to the Global Offering and the placement and sale of the ADSs and the Units.

(x) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no governmental or regulatory investigations, legal actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(y) Independent Accountants. PricewaterhouseCoopers Auditores Independentes, which has audited certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act. Deloitte, S.L., which has audited the carve-out combined financial statements of the Cimpor Target Businesses, is an independent auditor with respect to the Cimpor Target Businesses.

(z) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any material respect with any such rights of others. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which could reasonably be expected to result in a Material Adverse Effect.

(bb) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(cc) Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any International Underwriter, bank or lending affiliate of any International Underwriter and (ii) does not intend to use any of the proceeds from the placement and sale of the ADSs to repay any outstanding debt owed to any International Underwriter or any affiliate of any International Underwriter.

(dd) Investment Company Act. The Company is not and, after giving effect to the offering, placement and sale of the Units and ADSs and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(ee) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except where the failure to pay any such taxes or the failure to file any such tax returns would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except for any tax deficiency that is currently being contested in good faith and for which the Company or any of its subsidiaries has taken appropriate reserves as required by IFRS or as could not reasonably be expected to have a Material Adverse Effect.

(ff) Absence of Taxes. Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the current laws and regulations and interpretations of the United States of America or Brazil, any political subdivision thereof or any applicable taxing jurisdiction (each, a “Taxing Jurisdiction”), there are no taxes, duties, levies, imposts, deductions, charges or withholdings imposed or, to the knowledge of the Company, pending or proposed, by any Taxing Jurisdiction either (i) on or by virtue of the execution of, delivery or performance by the Company of, or the enforcement of, the Transaction Documents or of any other document to be furnished hereunder or thereunder or (ii) on any payment to be made under or pursuant to this Agreement or the ADS Deposit Agreement, the sale by the Company of the Units and ADSs to the Underwriters, the placement of the Units by the Underwriters, the deposit of the Shares by the Company for custody under the Unit Administration Agreement, the deposit of the Units by the Company under the ADR Deposit Agreement, or relating to the issuance, creation, delivery, transfer, placement or sale of the Shares, Units and/or ADSs in the context of the Global Offering, in each case except for (A) taxes payable by the International Underwriters and the Brazilian Underwriters relating to fees and commissions they will receive in connection with the Global Offering, (B) an administrative fee (taxa de fiscalização) and a registration fee payable to the CVM, (C) a registration fee payable to the SEC, (D) a listing fee (Taxa de Registro para Análise de Listagem) payable to the BM&FBOVESPA, (E) a listing fee payable to NYSE, (F) a registration fee payable to the ANBIMA, (G) a filing fee payable to the JUCESP in connection with the registration of the minutes of the corporate acts relating to the Global Offering and issuance of the Shares and placement and sale of the Units and the ADSs, and (H) if applicable, the IOF – Imposto sobre Operações de Crédito, Câmbio e Seguro, ou Relativas a Titulos e Valores Mobiliários relating to the issuance, creation, delivery, transfer, placement or sale of the Shares, Units and/or ADSs in the context of the Global Offering; none of the holders of the ADSs or any paying agent will be deemed resident, domiciled, carrying on business or subject to taxation in any Taxing Jurisdiction solely by reason of the execution, delivery, performance or enforcement of any of this Agreement or the ADS Deposit Agreement and the ADSs.

(gg) Ratings. No “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering any of the actions described in Section 7(c)(ii) hereof.

(hh) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any license, certificate, permit or authorization or has any reason to believe that any license, certificate, permit or authorization will not be renewed in the ordinary course, except where such revocation, modification or failure to renew would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(ii) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect.

(jj) Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (a) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the applicable common law (collectively, “Environmental Laws”) relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release (as defined below) or threat of Release of Hazardous Materials (as defined below), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law; (ii) there are no costs or liabilities associated with Environmental Laws relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or, to the Company’s knowledge, contemplated against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (b) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a Material Adverse Effect, and (c) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(kk) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability to the Company or its subsidiaries under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into, from or through any building or structure.

(ll) Compliance with ERISA. (A) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations or group of trades or businesses (whether or not incorporated) under common control within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder which includes the Company) would have liability (each a “Plan”) is in compliance with all presently applicable statutes, rules and regulations, including ERISA and the Code; (B) with respect to each Plan subject to Title IV of ERISA (i) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any liability; and (ii) neither the Company nor any member of its Controlled Group has incurred or expects to incur liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (C) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (D) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except, in the case of clauses (A), (B), (C) and (D) above, for any such failure or liability that would not, individually or in the aggregate, have a Material Adverse Effect.

(mm) No Immunity. The Company is subject to civil and commercial law in respect of its obligations under the Transaction Documents, and the entering into and performance by the Company of the Transaction Documents constitute private and commercial acts rather than public or sovereign-related acts, and none of the Company or any of its properties, assets or revenues is subject to any right or immunity under Brazilian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 17(c) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(nn) Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York, County of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement, the ADS Deposit Agreement or any transaction contemplated hereby or thereby, would be declared enforceable against the Company by the courts of Brazil, without reconsideration or reexamination of the merits, upon confirmation of that judgment by the Brazilian Federal Superior Court of Justice (Superior Tribunal de Justiça); provided that (a) such judgment is rendered by a competent court and is obtained in compliance with the legal requirements of the jurisdiction of the court rendering such judgment; (b) proper service of process is made; (c) such judgment does not contravene Brazilian national sovereignty, good morals or public policy; (d) such judgment is final and conclusive and, therefore, not subject to appeal in the jurisdiction where rendered; (e) such judgment is authenticated by a consular official of Brazil having jurisdiction over the place of signing and submitted to the Brazilian courts with a certified translation of such judgment; (f) such judgment is for a sum certain and (g) the applicable procedure under the laws of Brazil with respect to the enforcement of foreign judgments is complied with.

(oo) Valid Choice of Law. The choice of laws of the State of New York as the governing law of the Transaction Documents, where so selected, is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil, provided, however, that these laws as interpreted are not found by the Brazilian Federal Superior Court of Justice (Superior Tribunal de Justiça) to contravene Brazilian national sovereignty, good morals or public policy.

(pp) Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 17(d) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of any U.S. federal or New York state court located in The City of New York; and has the power to designate, appoint and empower, and pursuant to Section 17(d) of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement or the Indenture, as applicable, in any U.S. federal or New York state court located in The City of New York.

(qq) Exchange Controls. No exchange control authorization or any other authorization, approval, consent or license of any governmental or regulatory authority or court in Brazil is required for the payment of any amounts payable under the Transaction Documents or, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of the ADSs, the Units and the Shares. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any amounts payable with respect to the Shares (including Shares represented by Units and ADSs) (i) upon liquidation of the Company or upon redemption thereof and (ii) in the form of dividends or interest attributable to shareholders’ equity declared and payable on the Shares (including Shares represented by Units and ADSs) shall be paid by the Company in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the Units or the Shares, as applicable, is duly registered with the Central Bank and, if applicable, the CVM. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, under the heading “Taxation,” all such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and may be paid in reais that may be converted into another currency and freely transferred out of Brazil, without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein.

(rr) Brazilian Law. The Company has no reason to believe that any of the provisions of this Agreement do or would be deemed to contravene Brazilian law, national sovereignty, good morals or public policy.

(ss) No Requirement to Qualify to do Business. It is not necessary under the laws of Brazil that any holder of the ADSs or the International Underwriters should be licensed, qualified or entitled to carry on business in Brazil, (i) to enable any of them to enforce their respective rights, if any, under the Transaction Documents or the consummation of the transactions contemplated hereby or thereby or any other document to be delivered in connection herewith or therewith or (ii) solely by reason of the execution, delivery or performance of any such document.

(tt) No Requirement to File or Record. This Agreement and the other Transaction Documents are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Company, and to ensure the legality, enforcement or admissibility into evidence of this Agreement and any other Transaction Document in Brazil, it is not necessary for this Agreement or any such Transaction Document, as the case may be, to be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of this Agreement or such Transaction Document, as the case may be, or any other document, other than court costs (including, without limitation, filing fees), except that, for the purpose of enforcing and admitting this Agreement and any other Transaction Document executed outside of Brazil into evidence before the public agencies and courts in Brazil: (i) the signatures of the parties executing this Agreement and any other Transaction Document outside Brazil shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate; (ii) this Agreement or any such other Transaction Document, as applicable, shall have been translated into Portuguese by a sworn translator; and (iii) this Agreement or any such other Transaction Document, as applicable, shall have been registered with the appropriate Registry of Titles and Deeds in Brazil, together with its sworn translations. This Agreement and the ADS Deposit Agreement are in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Company, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement and any other Transaction Document in the State of New York that this Agreement or any such Transaction Document, as the case may be, be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of this Agreement or such Transaction Document, as the case may be, or any other document, other than court costs, including (without limitation) filing fees.

(uu) No Brazilian Domicile. None of the holders of the ADSs, the Underwriters or the ADS Depositary will be deemed resident, domiciled, carrying on business or subject to taxation in Brazil on an overall income basis solely by the execution, delivery, performance or enforcement of the Transaction Documents or the issuance of the Shares or placement or sale of the Units or the ADSs or by virtue of the ownership or transfer of ADSs or the receipt of payments on any of the Transaction Documents.

(vv) Disclosure Controls. The Company and its subsidiaries will maintain, when required by applicable law, an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that has been designed to ensure (i) compliance with the requirements of the Exchange Act, once applicable, and (ii) that information required to be disclosed by the Company in reports that it will file or submit under the Exchange Act will be recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information will be accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(ww) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” which have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors have been advised by the Company of: (i) all significant deficiencies and material weaknesses known to the Company in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(xx) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate and customary to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(yy) No Unlawful Payments. Neither the Company nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company, any employee, affiliate, agent or representative of the Company or of any of its subsidiaries, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage for the benefit of the Company or any of its subsidiaries; and the Company and its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws (including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended) and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(zz) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the

Company or any of its subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. The Company acknowledges that in accordance with the requirements of the USA PATRIOT Act, the International Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the International Underwriters to properly identify their respective clients.

(aaa) Compliance with Sanctions. None of the Company, any of its subsidiaries, directors or officers, or, to the knowledge of the Company any agent, employee or affiliate of the Company or any of its subsidiaries is (i) currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”) or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and the Company will not, directly or indirectly, use the proceeds of the offering of the Units or ADSs hereunder or the under the Brazilian Underwriting Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (a) to fund or facilitate any activities or business of or with any person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (b) in any other manner that will result in a violation of Sanctions by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(bbb) No Restrictions on Subsidiaries. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ccc) No Limitation on Vote, Transfer and Payment of Dividends. Except as set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there are no limitations under Brazilian law on the rights of holders of the Units, the Shares, ADSs or ADRs evidencing the ADSs to hold or vote or transfer their respective securities, and no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of Shares, Units or the ADSs, including the ADS Depositary (with respect to the Units) and the Unit Custodian (with respect to the Shares). All dividends calculated over after-tax profits declared and payable on the Units may be paid in reais exchangeable into U.S. dollars to the ADS Depositary free and clear of any tax, duty, withholding or deduction imposed by or in Brazil. Interest on Equity (Juros sobre o Capital Próprio) declared and payable on the Units may be paid in reais exchangeable into U.S. dollars to the ADS Depositary in situations where the amount payable will be subject to income tax withholding imposed in Brazil.

(ddd) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering, placement and sale of the ADSs.

(eee) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance of the Shares and placement and sale of the Units and the ADSs by the Company or the placement and sale of the Units by the Selling Stockholder hereunder.

(fff) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs, except as provided for in the Brazilian Stabilization Agreement.

(ggg) Business with Cuba. The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida, as amended) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

(hhh) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(iii) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(jjj) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(kkk) Status under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 457(o) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(lll) Brazilian Prospectus. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus do not omit any material information about the Company and the Selling Stockholder, as the case may be, that is included in the Brazilian Prospectus and there is no material difference between the information relating to the Company and its subsidiaries contained in the Brazilian Prospectus and the information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as the case may be.

4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter and the Company that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of the Transaction Documents (to which it is a party) and for the placement, sale and delivery of the Units by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into the Transaction Documents (to which it is a party) and to sell, assign, transfer and deliver the ADSs to be sold by the Selling Stockholder hereunder; and (i) each of this Agreement, the “lock-up” agreement, substantially in the form of Exhibit A hereto, between the International Underwriters and the Selling Stockholder relating to the sales and certain other dispositions of the Shares, Units and ADSs and certain other securities, delivered to the International Underwriters on or before the date hereof (the “Selling Stockholder Lock-up Agreement”) and the Brazilian Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes a valid and legally binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally; and (ii) each of the Brazilian Stabilization Agreement and the Unit Loan Agreement, dated [            ], 2013, among Banco Morgan Stanley S.A., Morgan Stanley Corretora de Títulos e Valores Mobiliários S.A. and the Selling Stockholder (the “Unit Loan Agreement”), has been duly authorized by the Selling Stockholder and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally.

(b) No Conflicts. The execution, delivery and performance by the Selling Stockholder of the Transaction Documents (to which it is a party), the Selling Stockholder Lock-up Agreement, the Unit Loan Agreement, the placement and sale of the Units by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except, in the case of clauses (i) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or business prospects of the Selling Stockholder and its subsidiaries taken as a whole, the performance by the Selling Stockholder of its obligations under this Agreement.

(c) Title to Units. The Selling Stockholder (x) has good and valid title to the Units to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims, and (y) will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid title to the Units to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims, other than, in each case of clause (x) and (y), any such liens, encumbrances, equities or adverse claims created as a result of the acquisition by the International Underwriters of the Units; and, upon delivery of the ADR certificates representing such ADSs and payment therefor pursuant hereto, good and valid title to such ADSs, including the underlying Units and Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several International Underwriters.

(d) No Stabilization. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the ADSs, except as provided for in the Brazilian Stabilization Agreement.

(e) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in the Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(f) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Selling Stockholder (including its agents and representatives, other than the International Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex A hereto, or (iii) each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives.

(g) Registration Statement, ADR Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and the ADR Registration Statement and any post-effective amendment thereto, the Registration Statement and the ADR Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in Section 9(c) hereof.

(h) Material Information. As of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, the placement and sale of the Units by the Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus. The representations and warranties of the Company contained in Section 3 are true and correct, and the Selling Stockholder is familiar with the Registration Statement, the Time of Sale Prospectus and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Time of Sale Prospectus or the Prospectus that has had, or may have, a Material Adverse Effect.

The Selling Stockholder specifically agrees that, to the extent permitted by applicable law, its obligations hereunder shall not be terminated by operation of law or by its dissolution or by the occurrence of any other event. If the Selling Stockholder should be dissolved or if any other such event should occur, before the delivery of the ADSs hereunder, ADR certificates representing such ADSs shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement.

(i) No Immunity. The Selling Stockholder is subject to civil and commercial law in respect of its obligations under the Transaction Documents (to which the Selling Stockholder is a party) and the Selling Stockholder Lock-up Agreement and the making and performance by the Selling Stockholder constitutes private and commercial acts rather than public or sovereign-related acts, and neither the Selling Stockholder nor any of its respective properties, assets or revenues is subject to any right or immunity under Brazilian, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to its obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Selling Stockholder or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by Transaction Documents (to which the Selling Stockholder is a party) and the Selling Stockholder Lock-up Agreement, may at any time be commenced, the Selling Stockholder has, pursuant to Section 17(c) of this Agreement, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(j) Enforcement of Foreign Judgments. Any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York, County of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Selling Stockholder based upon this Agreement and the Selling Stockholder Lock-up Agreement would be declared enforceable against the Selling Stockholder by the courts of Brazil, without reconsideration or reexamination of the merits; provided that (a) such judgment is rendered by a competent court and is obtained in compliance with the legal requirements of the jurisdiction of the court rendering such judgment; (b) proper service of process is made; (c) such judgment does not contravene Brazilian national sovereignty, good morals or public policy; (d) such judgment is final and conclusive and, therefore, not subject to appeal in the jurisdiction where rendered; (e) such judgment is authenticated by a consular official of Brazil having jurisdiction over the place of signing and submitted to the Brazilian courts with a certified translation of such judgment; (f) such judgment is for a sum certain and (g) the applicable procedure under the laws of Brazil with respect to the enforcement of foreign judgments is complied with.

(k) Submission to Jurisdiction. The Selling Stockholder has the power to submit, and pursuant to Section 17(d) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the exclusive jurisdiction of any U.S. federal or New York state court located in The City of New York; and has the power to designate, appoint and empower, and pursuant to Section 17(d) of this Agreement, has legally, validly and effectively designated, appointed and empowered an agent for service of process in any suit or proceeding based on or arising under this Agreement in any U.S. federal or New York state court located in The City of New York.

(l) No Requirement to File or Record. The Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement are in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Selling Stockholder, and to ensure the legality, enforcement or admissibility into evidence of the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement in Brazil, it is not necessary for the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement, as the case may be, to be filed or recorded with any court or other authority in Brazil or that any tax or fee be paid in Brazil on or in respect of Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement, as the case may be, or any other document, other than court costs (including, without limitation, filing fees), except that, for the purpose of enforcing and admitting this Agreement and any other Transaction Document executed outside of Brazil into evidence before the public agencies and courts in Brazil: (i) the signatures of the parties executing this Agreement and any other Transaction Document outside Brazil shall have been notarized by a notary public licensed as such under the law of the place of signing and the signature of such notary public shall have been legalized by a Brazilian Consulate; (ii) this Agreement or any such other Transaction Document, as applicable, shall have been translated into Portuguese by a sworn translator; and (iii) this Agreement or any such other Transaction Document, as applicable, shall have been registered with the appropriate Registry of Titles and Deeds in Brazil, together with its sworn translation. This Agreement and the Selling Stockholder Lock-up Agreement are in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Selling Stockholder, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement in the State of New York that the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement, as the case may be, be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement, as the case may be, or any other document, other than court costs, including (without limitation) filing fees.

(m) No Unlawful Payments. The Selling Stockholder has not taken and will not take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage for the benefit of the Company or any of its subsidiaries.

(n) Compliance with Sanctions. The Selling Stockholder is not (i) currently subject to any Sanctions or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and the Selling Stockholder will not, directly or indirectly, use the proceeds of the offering of the Units or ADSs hereunder or the under the Brazilian Underwriting Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (a) to fund or facilitate any activities or business of or with any person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (b) in any other manner that will result in a violation of Sanctions by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(o) Brazilian Prospectus. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus do not omit any material information about the Company and the Selling Stockholder, as the case may be, that is included in the Brazilian Prospectus and there is no material inconsistency between the information relating to the Company and its subsidiaries contained in the Brazilian Prospectus and the information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as the case may be.

5. Further Agreements of the Company. The Company covenants and agrees with each International Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the International Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, six signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each International Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the ADSs as in the opinion of counsel for the International Underwriters a prospectus relating to the ADSs is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the ADSs by any International Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the International Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when the ADR Registration Statement has become effective; (iii) when any amendment to the Registration Statement or ADR Registration Statement has been filed or becomes effective; (iv) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed or distributed; (v) of any request by the Commission for any amendment to the Registration Statement or ADR Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or ADR Registration Statement or any other request by the Commission for any additional information; (vi) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or ADR Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vii) the issuance by the CVM or other Brazilian governmental authority of any order suspending the use of any offering document of securities or the initiation or threatening of any proceeding for that purpose; (viii) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Registration Statement, the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Registration Statement, the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (ix) of the receipt by the Company of any notice with respect to any suspension of the qualification of the ADSs for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement and the ADR Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the ADSs and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. The Company will comply with the applicable Securities Act and the Exchange Act rules and regulations, Brazilian law and the rules and regulations of the NYSE and the BM&FBOVESPA so as to permit the completion of the distribution of the ADSs as contemplated in this Agreement, the Registration Statement, the Pricing Disclosure Package or the Prospectus and (1) if during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the International Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the International Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Registration Statement, the Pricing Disclosure Package, each as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the International Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the International Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will furnish such information as may be required and otherwise will cooperate with the International Underwriters, to qualify the Units and the ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the ADSs; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earnings Statement. The Company will make available to its security holders and the Representatives in a timely manner, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Tax Gross-Up. The Company agrees with each of the Representatives to make all payments under the Transaction Documents without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any Taxing Jurisdiction, unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an International Underwriter with the Taxing Jurisdiction other than a connection arising solely from the activities contemplated by this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such International Underwriter to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the International Underwriter if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges. The Company further agrees to indemnify and hold harmless the International Underwriters against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue, placement and sale of the Units and ADSs, and on the execution, delivery, performance and enforcement of the Transaction Documents.

(i) Clear Market. For a period of 180 days after the date of the Prospectus, the Company will not (i) issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares, Units or ADSs or any securities convertible into or exercisable or exchangeable for any such securities, or publicly disclose the intention to make any issue, offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, Units or ADSs or such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares, Units or ADSs or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (1) the ADSs to be sold hereunder; (2) any common shares, preferred shares, Units or ADS of the Company issued (either from treasury or against authorized capital) upon the exercise of options or the granting of options under Company Stock Plans that are in existence as of the date hereof and described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (3) as a loan by the Company to Morgan Stanley & Co. LLC or Banco Morgan Stanley S.A. or any entity indicated thereby, of the number of ADSs or Units, as applicable, determined by Morgan Stanley & Co. LLC or Banco Morgan Stanley S.A. to be necessary for the stabilization of the ADSs or the Units as contemplated in and in accordance with the Transaction Documents; (4) in connection with the market maker activities; or (5) any issuance in connection with transactions involving the purchase of assets and/or equity interests in cement companies, including transactions involving a merger, stock swap merger or similar transactions; provided that the total amount or any such Shares, Units or ADSs issued shall not exceed 15% of the outstanding capital stock of the Company. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in Section 6(a) or a lock-up letter described in Section 3(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i) Use of Proceeds. The Company will apply the net proceeds from the placement and sale of the Units and the ADSs as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds”.

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Units or ADSs, except as provided for in the Brazilian Stabilization Agreement.

(k) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the ADSs on the NYSE.

(l) Reports. During a period of three years hereafter, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Units and ADSs, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o) Deposit of Units. Prior to Closing Date and the Additional Closing Date, the Company will deposit, or cause to be deposited, Units with the custodian for the ADS

Depositary in accordance with the provisions of the ADS Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the International Underwriters at such Closing Date or Additional Closing Date are executed, countersigned and issued by the ADS Depositary against receipt of such Units and delivered to the International Underwriters at such Closing Date or Additional Closing Date.

(p) Deposit of Shares. Prior to the Closing Date and the Additional Closing Date, the Company will deposit, or cause to be deposited, Shares with the Unit Custodian for custody in accordance with the provisions of the Unit Administration Agreement so that the Units evidencing the Shares to be delivered to the custodian for the ADS Depositary at such Closing Date or Additional Closing Date are executed, countersigned and issued by the Unit Custodian against receipt of such Shares and delivered to the custodian for the ADS Depositary at such Closing Date or Additional Closing Date.

6. Further Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with each Underwriter that:

(a) Clear Market. For a period of 180 days after the date of the initial public offering of the ADSs, the Selling Stockholder will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares or preferred shares of the Company or any securities representing or convertible into or exercisable or exchangeable for common shares or preferred shares of the Company (including without limitation, common shares or preferred shares of the Company or such other securities which may be deemed to be beneficially owned by the Selling Stockholder in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares without the prior written consent of the Representatives, in each case other than (1) the Units to be sold by the Selling Stockholder hereunder; (2) as a loan by the Selling Stockholder to Morgan Stanley & Co. LLC or Banco Morgan Stanley S.A. or any entity indicated thereby, of the number of ADSs or Units, as applicable, determined by Morgan Stanley & Co. LLC or Banco Morgan Stanley S.A. to be necessary for the stabilization of the ADSs or Units as contemplated in and in accordance with the Transaction Documents; (3) in connection with the market maker activities; or (4) any sale in connection with transactions involving the purchase of assets and/or equity interests in cement companies, including transactions involving a merger, stock swap merger or similar transactions; provided that the total amount or any such Shares, Units or ADSs transferred or sold shall not exceed 15% of the outstanding capital stock of the Company. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(b) Tax Gross-Up. The Selling Stockholder agrees with each of the Representatives to make all payments under the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever imposed by any Taxing Jurisdiction, unless the Selling Stockholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Stockholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction will equal the amounts that would have been received if no withholding or deduction has been made, except to the extent that such taxes, duties or charges (a) were imposed due to some connection of an International Underwriter with the Taxing Jurisdiction other than a connection arising solely from the activities contemplated by this Agreement or receipt of payments hereunder or (b) would not have been imposed but for the failure of such International Underwriter to comply with any reasonable certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of the International Underwriter if such compliance is required or imposed by law as a precondition to an exemption from, or reduction in, such taxes, duties or other charges. The Selling Stockholder further agrees to indemnify and hold harmless the International Underwriters against any documentary, stamp, sales, transaction or similar issue tax, including any interest and penalties, on the creation, issue, placement and sale of the Units and ADSs, and on the execution, delivery, performance and enforcement of the Transaction Documents (to which it is a party) and the Selling Stockholder Lock-up Agreement.

(c) Tax Form. The Selling Stockholder will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 BEN, W-8ECI or W-8IMY (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(d) Deposit of Units. Prior to the Closing Date and the Additional Closing Date, the Selling Stockholder will deposit or cause to be deposited Units with the custodian for the ADS Depositary in accordance with the provisions of the ADS Deposit Agreement so that the ADRs evidencing the ADSs to be delivered to the International Underwriters at such Closing Date or Additional Closing Date are executed, countersigned and issued by the ADS Depositary against receipt of Units and delivered to the International Underwriters at such Closing Date or Additional Closing Date.

(e) Deposit of Shares. Prior to Closing Date and the Additional Closing Date, the Selling Stockholder will deposit or cause to be deposited Shares with the Unit Custodian in accordance with the provisions of the Unit Administration Agreement so that the Units evidencing the Shares to be delivered to the custodian for the ADS Depositary at such Closing Date or Additional Closing Date are executed, countersigned and issued by the Unit Custodian against receipt of Shares and delivered to the custodian for the ADS Depositary at such Closing Date or Additional Closing Date.

7. Certain Agreements of the International Underwriters. Each International Underwriter, severally and not jointly, hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the ADSs unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that the International Underwriters may use a term sheet substantially in the form of Annex B hereto without the consent of the Company; provided further that any International Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the Global Offering (and will promptly notify the Company and the Selling Stockholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

8. Conditions of International Underwriters’ Obligations. The obligation of each International Underwriter to facilitate the placement of the Units and to purchase the Firm ADSs on the Closing Date or the Option ADSs on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Stockholder of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or ADR Registration Statement shall be in effect, and no proceeding for such purpose pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; all requests by the Commission for additional information shall have been complied with; and the registration of the Global Offering by the CVM shall be in full force and effect.

(b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholder and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, placement, sale or delivery of the Units or ADSs on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Brazilian Underwriting Agreement, the Intersyndicate Agreement, the Pricing Disclosure Package and the Prospectus.

(e) Transaction Documents and Lock-up Agreements. The parties to (i) the Transaction Documents, (ii) the Selling Stockholder Lock-up Agreement and (iii) the lock-up agreements, each substantially in the form of Exhibit A hereto, between the International Underwriters and the officers and directors of the Company listed in Schedule 2 relating to the sales and certain other dispositions of the Units and ADRs and certain other securities, delivered to the International Underwriters on or before the date hereof, shall have executed and delivered all such documents, which shall be in full force and effect on the Closing Date and any Additional Closing Date.

(f) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company, in form and substance satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement and the Brazilian Underwriting Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above and (y) a certificate of an authorized representative of the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives, (A) confirming that, to the knowledge of such authorized representative, the representations of the Selling Stockholder set forth in Sections 4(e), 4(f) and 4(g) hereof is true and correct and (B) confirming that the other representations and warranties of the Selling Stockholder in this Agreement and the Brazilian Underwriting Agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(g) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers Auditores Independentes and Deloitte, S.L. shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the International Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letters delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(h) Opinion and 10b-5 Statement of U.S. Counsel for the Company and Selling Stockholder. White & Case LLP, U.S. counsel for the Company and the Selling Stockholder, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, in form and substance reasonably satisfactory to the Representatives.

(i) Opinion and 10b-5 Statement of Brazilian Counsel for the Company and Selling Stockholder. Machado, Meyer, Sendacz e Opice Advogados, Brazilian counsel for the Company and the Selling Stockholder, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the International Underwriters, in form and substance reasonably satisfactory to the Representatives.

(j) Opinion and 10b-5 Statement of U.S. Counsel for the International Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the International Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) Opinion and 10b-5 Statement of Brazilian Counsel for the International Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Pinheiro Guimarães Advogados, Brazilian counsel for the International Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(l) Opinion of Counsel for the ADS Depositary. At Closing Date or on the Additional Closing Date, as the case may be, the Representatives shall have received the favorable opinion, of Linklaters LLP, counsel for the ADS Depositary, addressed to the International Underwriters, in form and substance reasonably satisfactory to the Representatives.

(m) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the ADSs by the Company or the sale of the ADSs by the Selling Stockholder; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance of the Shares or sale of the Units or the ADSs by the Company or the sale of the ADSs by the Selling Stockholder.

(n) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization (where such concept is applicable in the relevant jurisdiction) and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request (where such concept is applicable in the relevant jurisdiction), in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(o) Exchange Listing. The ADSs to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the NYSE, subject to official notice of issuance, and the Units shall have been approved for listing on the BM&FBOVESPA.

(p) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Underwriters.

9. Indemnification and Contribution.

(a) Indemnification of the International Underwriters by the Company. The Company agrees to indemnify and hold harmless each International Underwriter, its affiliates, directors and officers and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any International Underwriter consists of the information described as such in subsection (c) below.

(b) Indemnification of the International Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each International Underwriter, its affiliates, directors and officers and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided that the Selling Stockholder’s aggregate liability under this Section 9(b) shall be limited to the amount equal to the proceeds from the offering received by it from the sale of its Units pursuant to this Agreement (after deducting the underwriting discounts and commissions but before deducting any expenses or taxes).

(c) Indemnification of the Company and the Selling Stockholder. Each International Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholder, its directors, its officers and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such International Underwriter furnished to the Company in writing by such International Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any International Underwriter consists of the following information in the Prospectus furnished on behalf of each International Underwriter: (1) the table under the heading “International offering” and the footnotes included therein and the table under the heading “Brazilian offering and placement of units”; (2) the fifth and sixth paragraphs (starting with “The international underwriters and the Brazilian underwriters have entered into…” and “These limitations do not apply to…”); and (3) the first, second, third and fourth paragraphs under the heading “Price stabilization and short positions”; in each case under the caption “Underwriting” in the Pricing Disclosure Package and the Prospectus; provided, however, that the aggregate liability of each International Underwriter hereunder shall in no event exceed such International Underwriter’s net underwriting discounts and commissions (after deducting taxes and expenses) with respect to the offering of the ADSs.

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any International Underwriter, its affiliates, directors and officers and any control persons of such International Underwriter shall be designated in writing by the Representatives, any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholder shall be designated in writing by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the International Underwriters on the other, from the offering of the ADSs or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the International Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the International Underwriters on the other, shall be deemed to be in the same respective proportions as the proceeds (before deducting taxes and expenses) received by the Company and the Selling Stockholder from the sale of the ADSs and the total underwriting discounts and commissions (after deducting taxes and expenses) received by the International Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the ADSs. The relative fault of the Company and the Selling Stockholder, on the one hand, and the International Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the International Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company, the Selling Stockholder and the International Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Selling Stockholder or the International Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an International Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such International Underwriter (after deducting taxes and expenses) with respect to the offering of the ADSs exceeds the amount of any damages that such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option ADSs, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the BM&FBOVESPA, the NYSE, the American Stock Exchange, The Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. federal, New York State or Brazilian authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, placement, sale or delivery of the Units or ADSs on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Brazilian Underwriting Agreement, the Pricing Disclosure Package and the Prospectus.

12. Defaulting International Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any International Underwriter defaults on its obligation to purchase the ADSs that it has agreed to purchase hereunder on such date, the non-defaulting International Underwriters may in their discretion arrange for the purchase of such ADSs by other persons satisfactory to the Company and the Selling Stockholder on the terms contained in this Agreement. If, within 36 hours after any such default by any International Underwriter, the non-defaulting International Underwriters do not arrange for the purchase of such ADSs, then the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting International Underwriters to purchase such ADSs on such terms. If other persons become obligated or agree to purchase the ADSs of a defaulting International Underwriter, either the non-defaulting International Underwriters or the Company and the Selling Stockholder may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholder or counsel for the International Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “International Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases ADSs that a defaulting International Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements made for the purchase by other persons of the ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters, the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of ADSs to be purchased on such date, then the Company and the Selling Stockholder shall have the right to require each non-defaulting International Underwriter to purchase the number of ADSs that such International Underwriter agreed to purchase hereunder on such date plus such International Underwriter’s pro rata share (based on the number of ADSs that such International Underwriter agreed to purchase on such date) of the ADSs of such defaulting International Underwriter or International Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements made for the purchase by other persons of the ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters, the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of ADSs that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of ADSs to be purchased on such date, or if the Company and the Selling Stockholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the International Underwriters to purchase ADSs on the Additional Closing Date shall terminate without liability on the part of the non-defaulting International Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Stockholder will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting International Underwriter of any liability it may have to the Company, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

13. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Selling Stockholder will pay or cause to be paid all reasonably and duly documented costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, placement, sale, preparation and delivery of the Units and ADSs and any taxes payable in that connection, including any amounts payable to the ADS Depositary or Unit Custodian in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the ADSs under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the International Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors ; and (x) all expenses and application fees related to the listing of the ADSs on the NYSE.

(b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Stockholder for any reason fail to tender the ADSs for delivery to the International Underwriters or (iii) the International Underwriters decline to purchase the ADSs for any reason permitted under this Agreement, the Company and the Selling Stockholder agree to reimburse the International Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the International Underwriters in connection with this Agreement and the offering contemplated hereby.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of ADSs from any International Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the International Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the International Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the ADSs and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the International Underwriters.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City or São Paulo, Brazil; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the International Underwriters shall be given to the Representatives c/o (i) Banco BTG Pactual S.A. – Cayman Branch, Butterfield House, 68 Fort Street, Grand Cayman, Cayman Islands, (fax:            ); Attention: (            ); (ii) Credit Suisse

Securities (USA) LLC, 11 Madison Avenue, New York – NY 10010, (fax:            ); Attention: (            ); (iii) Itau BBA USA Securities Inc., 767 Fifth Avenue – Suite 50-13, New York – NY 10153, (fax:            ); Attention: (            ); (iv) J.P. Morgan Securities LLC, 383 Madison Avenue, New York – NY 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; and (v) Morgan Stanley & Co. LLC, 1585 Broadway, New York – NY 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department. Notices to the Company shall be given to Votorantim Cimentos S.A. at Praça Professor José Lannes, 40 – 9th Floor, 04571-100 São Paulo – SP, Brazil, (fax: +55 11 2162-0670); Attention: General Counsel and Chief Financial Officer. Notices to the Selling Stockholder shall be given to Votorantim Industrial S.A. at Rua Amauri, 255 – 13th Floor, 01448-000 São Paulo – SP, Brazil, (Fax: +55 11 3167-1550); Attention: General Counsel and Chief Financial Officer.

(b) Judgment Currency. The Company and the Selling Stockholder jointly and severally, agree to indemnify each International Underwriter, its directors, officers, affiliates and each person, if any, who controls such International Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such International Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(c) Waiver of Immunity. To the extent that the Company or the Selling Stockholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Brazil, or any political subdivision thereof, (ii) the United States or the State of New York, or (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and the Selling Stockholder hereby irrevocably waive such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(d) Jurisdiction and Venue. Each of the parties hereto hereby irrevocably agrees that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any U.S. Federal or State court located in the State of New York, County of New York (“New York Court”) and the competent courts located in its jurisdiction of domicile with respect to actions brought against it as defendant, irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such proceeding, and waives any right to which it may be entitled on account of place of residence or domicile, and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. Each of the Company and the Selling Stockholder has

appointed National Corporate Research as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any International Underwriter, the directors, officers, employees and agents of any International Underwriter, or by any person who controls any International Underwriter, and expressly accepts the jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Stockholder hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and the Selling Stockholder agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as afore said. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Stockholder. The provisions of this Section 17(d) shall survive the termination of this Agreement, in whole or in part.

(d) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(e) TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(g) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

BANCO BTG PACTUAL S.A. – CAYMAN BRANCH

By:
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:
Authorized Signatory

ITAU BBA USA SECURITIES INC.

By:
Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

Accepted:             , 2013

VOTORANTIM CIMENTOS S.A.

By:
Title:

By:
Name:
Title:

VOTORANTIM INDUSTRIAL S.A.

By:
Name:
Title:

By:
Name:
Title:

Witnessed by:

Name:
ID:

Name:
ID:

Schedule 1

International Underwriter	Number of Securities
Banco BTG Pactual S.A. – Cayman Branch
Credit Suisse Securities (USA) LLC
Itau BBA USA Securities Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
HSBC Securities (USA) Inc.
Goldman, Sachs & Co.
Deutsche Bank Securities Inc.
Banco Bradesco BBI S.A.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banco do Brasil Securities LLC
Banco Votorantim S.A. – Nassau Branch

Total

Sch. 1-1

Schedule 2

[TO COME]

Sch. 2-1

Annex A

a.	Pricing Disclosure Package

[TO COME]

b.	Pricing Information Provided Orally by Underwriters

[TO COME]

Annex A-1

Annex B

Votorantim Cimentos S.A.

Pricing Term Sheet

[TO COME]

Exhibit A

FORM OF LOCK-UP AGREEMENT

[            ]    , 2013

BANCO BTG PACTUAL S.A. – CAYMAN BRANCH

BUTTERFIELD HOUSE, 68 FORT STREET

GRAND CAYMAN, CAYMAN ISLANDS

CREDIT SUISSE SECURITIES (USA) LLC

ELEVEN MADISON AVENUE

NEW YORK, NY 10010

ITAU BBA USA SECURITIES INC.

767 FIFTH AVENUE, 50TH FLOOR

NEW YORK, NY 10153

J.P. MORGAN SECURITIES LLC

383 MADISON AVENUE

NEW YORK, NY 10179

MORGAN STANLEY & CO. LLC

1585 BROADWAY

NEW YORK, NY 10036

As Representatives of the several International Underwriters listed in

Schedule 1 to the Underwriting Agreement referred to below.

Re: VOTORANTIM CIMENTOS S.A. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several International Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Votorantim Cimentos S.A., a sociedade por ações incorporated under the laws of Brazil (the “Company”) and the Selling Stockholder, providing for the public offering (the “Public Offering”) by the several International Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of units, each of which represents one common share and two preferred shares, each with no par value, of the Company, in the form of American Depositary Shares (the “Securities”). The offering of Units outside of Brazil (otherwise not in the form of American Depositary Shares offered pursuant to the Underwriting Agreement) is being made by the International Underwriters, as agents for the Brazilian Underwriters. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

Exhibit A-1

In consideration of the International Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Banco BTG Pactual S.A. – Cayman Branch, Credit Suisse Securities (USA) LLC, Itau BBA USA Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, on behalf of the International Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares, Units or ADSs or any securities convertible into or exercisable or exchangeable for such securities (including without limitation, Shares, Units or ADSs or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Shares, Units or ADSs or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares, Units or ADSs or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any Shares, Units or ADSs or any security convertible into or exercisable or exchangeable for Shares, Units or ADSs without the prior written consent of the Representatives, in each case other than (A) the Securities to be sold by the undersigned pursuant to the Underwriting Agreement and the Brazilian Underwriting Agreement, (B) transfers of Shares, Units or ADSs as a bona fide gift or gifts, (C) distributions of Shares, Units or ADSs to limited partners, members or stockholders of the undersigned, (D) transactions relating to Shares, Units or ADS or other securities acquired in open market transactions after the completion of the Public Offering, (E) the transfer of Shares, Units or ADS by the undersigned to its affiliates or to any investment fund or other entity controlled or managed by the undersigned, (F) any transfer in connection with transactions involving the purchase of assets and/or equity interests by the Company in cement companies, including transactions involving a merger, stock swap merger or similar transactions; provided that the total amount of any such Shares, Units or ADSs issued shall not exceed 15% of the outstanding capital stock of the Company, (G) transfers to any trusts for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), (H) as a loan by the undersigned to Banco Morgan Stanley S.A. or any entity indicated thereby, of the number of the undersigned’s Units determined by Banco Morgan Stanley S.A. to be necessary for the stabilization of the Units as provided in the Brazilian Stabilization Agreement or (I) in connection with the market maker activities; provided that in the case of any transfer or distribution pursuant to clause (B), (C), (E), (F) or (G), each donee, distributee or transferee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B), (C), (D), (E), (F) or (G), no filing by any party (donor, donee, transferor or transferee) under the Securities

Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Shares, Units or ADSs, the Representatives, on behalf of the Underwriters, will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34 day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company or the Representatives that the restrictions imposed by this agreement have expired.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, (i) if the Company notifies the Representatives in writing before the Underwriting Agreement becomes effective that it does not intend to proceed with the public offering of the Shares, (ii) if the Underwriting Agreement does not become effective, or (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

Witnessed by:

Name:
ID:

Name:
ID:

Exhibit B

[Form of Waiver of Lock-up]

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

Itau BBA USA Securities Inc.

Credit Suisse Securities (USA) LLC

Banco BTG Pactual S.A. – Cayman Branch

Votorantim Cimentos S.A.

Initial Public Offering of Units in the Form of American Depositary Shares

                , 20

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Votorantim Cimentos S.A. (the “Company”) of units, each of which represents one common share and two preferred shares, each with no par value, of the Company, in the form of American Depositary Shares (the “Securities”) and the lock-up letter dated                 , 2013 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated                 , 2013, with respect to                      Securities (the “[Released][Waived] Securities”).

Each of Banco BTG Pactual S.A. – Cayman Branch, Credit Suisse Securities (USA) LLC, Itau BBA USA Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC hereby agrees to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the [Released][Waived] Securities, effective , 20 ; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

BANCO BTG PACTUAL S.A. – CAYMAN BRANCH

By:
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

By:
Authorized Signatory

ITAU BBA USA SECURITIES INC.

By:
Authorized Signatory

J.P. MORGAN SECURITIES LLC

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

By:
Authorized Signatory

cc: Company

Exhibit C

[Form of Press Release]

Votorantim Cimentos S.A.

[Date]

Votorantim Cimentos S.A. (“Company”) announced today that Banco BTG Pactual S.A. - Cayman Branch, Credit Suisse Securities (USA) LLC, Itau BBA USA Securities Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, the global coordinators in the Company’s recent public sale of units, each of which represents one common share and two preferred shares, each with no par value, of the Company, in the form of American Depositary Shares (the “Securities”), is [waiving] [releasing] a lock-up restriction with respect to Securities held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on     ,             2013, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.